                                                                    EXHIBIT 99.1

Green Tree Financial Corp.
Net Interest Margin Trust 1995-A
June, 1999
Payment: July 15, 1999

               7.25% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                              Cusip #                 393534AC6
                                              Trust Account #         33-34309-0
                                              Distribution Date:   July 15, 1999

                                                                                    Per $1,000
Securitized Net Interest Margin Certificates                                          Original
--------------------------------------------                                        ----------
1.            Amount Available                                      1,414,069.11

Interest

2.            Aggregate Interest                                      979,247.81     3.17937601


3.            Amount Applied to:
              (a)         accrued but unpaid Interest

4.            Remaining:
              (a)         accrued but unpaid Interest

5.            Monthly Interest                                        979,247.81

Principal

6.            Current month's principal distribution                  434,821.30     1.41175747

7.            Remaining outstanding principal balance             161,647,575.11    524.8297893
              Pool Factor                                             0.52482979

8.            Present value of the projected remaining aggregate
              cashflows of the Finance I Assets and the
              Residual Assets, as of the immediately
              preceding Distribution Date                         425,855,677.00 **

9.            Aggregate amount on deposit in Reserve Fund           7,500,000.00

10.           Subordinated Certificateholder payment  (interest
              earnings on Reserve Fund, pursuant to Section 5.8)       26,701.16

11.           Aggregate principal balance of loans
              refinanced by Green Tree Financial                    5,804,265.17

12.           Weighted average CPR                                        16.01%

13.           Weighted average CDR                                         4.80%

14.           Annualized net loss percentage                               2.22%

15.           Delinquency             30-59 day                            1.40%
                                      60-89 day                            0.56%
                                      90+ day                              0.81%
                                      Total 30+                            2.77%

First Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

**Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 6/15/99.

Green Tree Financial
Net Interest Margin Trust 1995-A
June, 1999
Payment: July 15, 1999

                                              Fee Assets
                          -----------------------------------------------------
                                Guarantee          Inside          Fee Asset
                                  Fees              Refi             Total
                          -----------------------------------------------------

GTFC 1994-5                      143,592.79        51,366.38        194,959.17
GTFC 1994-6                       56,713.42        33,794.70         90,508.12
GTFC 1994-7                            0.00        28,846.62         28,846.62
GTFC 1994-8                            0.00        51,948.24         51,948.24
GTFC 1995-1                            0.00        39,946.18         39,946.18
GTFC 1995-2                       72,967.00             0.00         72,967.00
GTFC 1995-3                            0.00       110,486.45        110,486.45
GTFC 1995-4                            0.00        53,622.11         53,622.11
GTFC 1995-5                            0.00             0.00              0.00
                          -----------------------------------------------------

                                 273,273.21       370,010.68        643,283.89

Total amount of Guarantee Fees and

     Inside Refinance Payments                                      643,283.89

Subordinated Servicing Fees                                         466,860.85

Payment on Finance 1 Note                                         1,110,144.74

Allocable to Interest (current)                                     708,054.13

Allocable to accrued but unpaid Interest                                  0.00

Accrued and unpaid Trustee Fees                                           0.00

Allocable to Principal                                              402,090.61

Finance 1 Note Principal Balance                                116,793,075.87

Green Tree Financial
Net Interest Margin Trust 1995-A
June, 1999
Payment: July 15, 1999


                                                     Inside
                                  Residual            Refi           Total
                          --------------------------------------------------

GTFC 1994-5                             0.00              0.00         0.00
GTFC 1994-6                             0.00              0.00         0.00
GTFC 1994-7                             0.00              0.00         0.00
GTFC 1994-8                             0.00              0.00         0.00
GTFC 1995-1                             0.00              0.00         0.00
GTFC 1995-2                       176,881.76         46,187.93   223,069.69
GTFC 1995-3                             0.00              0.00         0.00
GTFC 1995-4                             0.00              0.00         0.00
GTFC 1995-5                             0.00         80,854.68    80,854.68
                          --------------------------------------------------

                                  176,881.76        127,042.61   303,924.37

                          Total Residual and Inside

                              Refinance Payments                 303,924.37